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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934




                        DATE OF REPORT: SEPTEMBER 1, 2000



                              CHECKFREE CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




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            Delaware                                    0-26802                                  58-2360335
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 (STATE OR OTHER JURISDICTION OF                 (COMMISSION FILE NO.)                  (IRS EMPLOYER IDENTIFICATION
 INCORPORATION OR ORGANIZATION)                                                                   NUMBER)
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                           4411 East Jones Bridge Road
                             Norcross, Georgia 30092
                                 (678) 375-3387
               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                       INCLUDING AREA CODE OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)



                                 Not Applicable
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


                       -----------------------------------


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On July 7, 2000, CheckFree Corporation, a Delaware corporation (the "Company"), entered into an Amended and Restated Agreement and Plan of Merger (the "Agreement"), by and among the Company; Microsoft Corporation, a Washington corporation ("Microsoft"); First Data Corporation, a Delaware corporation ("FDC"); Citibank, N.A., a Delaware corporation ("Citibank", and, together with Microsoft and FDC, the "Parents"); H&B Finance, Inc., a Washington corporation and a wholly-owned subsidiary of Microsoft ("H&B"); FDC International Partner Inc., a Delaware corporation and a wholly-owned subsidiary of FDR Subsidiary Corp., which is a Delaware corporation and a wholly-owned subsidiary of First Data Resources, Inc., which is a Delaware corporation and a wholly-owned subsidiary of FDC ("FDC International"); MSFDC International, Inc., a Delaware corporation ("International GP"); Citi TransPoint Holdings Inc., a Delaware corporation and a wholly-owned subsidiary of Citibank ("Citi Holdings" and, together with H&B and FDC International, the "Holding Subsidiaries"); TransPoint Acquisition Corporation, a Washington corporation and a wholly-owned direct subsidiary of the Company ("Merger Sub A"); Tank Acquisition Corporation, a Delaware corporation and a wholly-owned direct subsidiary of the Company ("Merger Sub B"); Chopper Merger Corporation, a Delaware corporation and a wholly-owned direct subsidiary of the Company ("Merger Sub C" and, together with Merger Sub A and Merger Sub B, the "Merger Subsidiaries"); CheckFree Corporation, a Delaware corporation and a wholly-owned subsidiary of the Company; Microsoft II, LLC, a Delaware limited liability company all of the equity interests in which are owned by Microsoft; and First Data, L.L.C., a Delaware limited liability company all of the equity interests in which are owned by FDR, which provided, among other things, for:

                  (1) the merger of Merger Sub A with and into H&B in accordance with the applicable provisions of the Washington Business Corporations Act, pursuant to which H&B shall be the surviving corporation and shall continue its corporate existence under the laws of the State of Washington as a wholly-owned direct subsidiary of the Company;

                  (2) the merger of Merger Sub B with and into FDC International in accordance with the applicable provisions of the Delaware General Corporation Law, pursuant to which FDC International shall be the surviving corporation and shall continue its corporate existence under the laws of the State of Delaware as a wholly-owned direct subsidiary of the Company; and

                  (3) the merger of Merger Sub C with and into Citi Holdings in accordance with the applicable provisions of the Delaware General Corporation Law, pursuant to which Citi Holdings shall be the surviving corporation and shall continue its corporate existence under the laws of the State of Delaware as a wholly-owned direct subsidiary of the Company.

Each of the mergers referred to hereinabove, collectively referred to hereinafter as the Mergers (the "Mergers").

         Under the terms of the Agreement, the Company agreed to acquire all of the stock of the TransPoint entities in exchange for common stock, $.01 par value, of the Company (the "Common Stock"). The Mergers were completed on September 1, 2000. Pursuant to the terms of the Agreement, 17,000,000 shares of Common Stock were issued. The shares of Common Stock received by the stockholders of the TransPoint entities have been registered under the Securities Act of 1933, as amended.

         The Company's Board of Directors approved the issuance of the 17,000,000 shares pursuant to the original Agreement and Plan of Merger on February 11, 2000 and pursuant to the Amended and Restated Agreement and Plan of Merger on May 31, 2000. The Company's shareholders approved the Mergers and the issuance of the 17,000,000 shares on September 1, 2000.

         The transaction was accomplished through arms-length negotiations between the Company's management and management of the TransPoint entities. There was no material relationship between the stockholders of the TransPoint entities and the Company or any of the Company' affiliates, any of the Company's directors or officers, prior to this transaction.


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

                  The financial statements of the TransPoint entities, as audited by their independent auditors for the periods reflected therein are found on the Company's Form 8-K, dated as of July 12, 2000, and filed with the Securities and Exchange Commission on July 12, 2000, and incorporated herein by reference.

         (b)      PRO FORMA FINANCIAL INFORMATION.

                  The financial statements required by this item will be filed within 75 days of the date of this initial Report on Form 8-K.

         (c)      EXHIBITS.

                Exhibit No.                          Description

                    2(a) Amended and Restated Agreement and Plan of Merger (the "Agreement"), by and among the CheckFree Corporation; Microsoft Corporation; First Data Corporation; Citibank, N.A.; H&B Finance, Inc.; FDC International Partner Inc.; MSFDC International, Inc.; Citi TransPoint Holdings Inc.; TransPoint Acquisition Corporation; Tank Acquisition
                                       Corporation; Chopper Merger Corporation;
                                       Microsoft II, LLC; and First Data, L.L.C.
                                       (Reference is made to Appendix A to the
                                       Registration Statement on Form S-4, as
                                       amended (Registration No. 333-41098),
                                       filed with the Securities and Exchange
                                       Commission on July 10, 2000, and
                                       incorporated herein by reference).

                     23                Consent of Deloitte & Touche LLP.

                     99 Press release, dated September 5, 2000, entitled "CheckFree and TransPoint Complete Merger." (Reference is made to Form 8-K, filed with the Securities and Exchange Commission on September 5, 2000, and incorporated herein by reference).






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

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                                            CHECKFREE CORPORATION


Date: September 15, 2000                    /s/ Allen L. Shulman
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                                            By: Allen L. Shulman, Executive Vice President and General Counsel
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                                  EXHIBIT INDEX

                    Exhibit No.                          Description

                        2(a) Amended and Restated Agreement and Plan of Merger (the
                                              "Agreement"), by and among the
                                              CheckFree Corporation; Microsoft
                                              Corporation; First Data
                                              Corporation; Citibank, N.A.; H&B
                                              Finance, Inc.; FDC International
                                              Partner Inc.; MSFDC
                                              International, Inc.; Citi
                                              TransPoint Holdings Inc.;
                                              TransPoint Acquisition
                                              Corporation; Tank Acquisition
                                              Corporation; Chopper Merger
                                              Corporation; Microsoft II, LLC;
                                              and First Data, L.L.C.
                                              (Reference is made to Appendix A
                                              to the Registration Statement on
                                              Form S-4, as amended
                                              (Registration No. 333-41098),
                                              filed with the Securities and
                                              Exchange Commission on July 10,
                                              2000, and incorporated herein by
                                              reference).

                         23                   Consent of Deloitte & Touche LLP.

                         99 Press release, dated September 5, 2000, entitled "CheckFree and
                                              TransPoint Complete Merger."
                                              (Reference is made to Form 8-K,
                                              filed with the Securities and
                                              Exchange Commission on September
                                              5, 2000, and incorporated herein
                                              by reference).